United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2016

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

001-16427

(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On August 16, 2016, Fidelity National Information Services, Inc. (“FIS”) completed its issuance and sale of $750 million in aggregate principal amount of FIS’ 2.250% Senior Notes due 2021 (the “2021 Notes”), $1.25 billion in aggregate principal amount of FIS’ 3.000% Senior Notes due 2026 (the “2026 Notes”) and $500 million in aggregate principal amount of FIS’ 4.500% Senior Notes due 2046 (the “2046 Notes” and, collectively with the 2021 Notes and the 2026 Notes, the “Notes”).

The sale of the Notes was made pursuant to the terms of an Underwriting Agreement, dated August 11, 2016 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc., as representatives of the underwriters listed on Schedule 1 thereto. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the automatically effective Registration Statement on Form S-3ASR (File No. 333-212372) of FIS filed with the Securities and Exchange Commission (the “Commission”) on July 1, 2016 (the “FIS S-3”).

The Notes were issued pursuant to an Indenture dated as of April 15, 2013, among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture with respect to the 2021 Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of August 16, 2016, between FIS and the Trustee, as supplemented by the Tenth Supplemental Indenture with respect to the 2026 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of August 16, 2016, between FIS and the Trustee, and as supplemented by the Eleventh Supplemental Indenture with respect to the 2046 Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of August 16, 2016, between FIS and the Trustee.

The Notes were offered and sold pursuant to the FIS S-3, as supplemented by a preliminary prospectus supplement dated August 11, 2016 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, on August 11, 2016), a free writing prospectus dated August 11, 2016 (filed with the Commission pursuant to Rule 433 under the Securities Act of 1933, on August 12, 2016) and a final prospectus supplement dated August 11, 2016 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on August 15, 2016).

Item 8.01. Other Events.

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto, and a copy of the opinion letter of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law is filed as Exhibit 5.2 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of August 11, 2016

4.1	Ninth Supplemental Indenture, dated as of August 16, 2016

4.2	Tenth Supplemental Indenture, dated as of August 16, 2016

4.3	Eleventh Supplemental Indenture, dated as of August 16, 2016

4.4	Form of Note Certificate (included as Exhibit A to Exhibit 4.1 above)

4.5	Form of Note Certificate (included as Exhibit A to Exhibit 4.2 above)

4.6	Form of Note Certificate (included as Exhibit A to Exhibit 4.3 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated August 16, 2016

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated August 16, 2016

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Willkie Farr & Gallagher LLP, dated August 16, 2016 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated August 16, 2016 (included in Exhibit 5.2 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: August 16, 2016

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of August 11, 2016

4.1	Ninth Supplemental Indenture, dated as of August 16, 2016

4.2	Tenth Supplemental Indenture, dated as of August 16, 2016

4.3	Eleventh Supplemental Indenture, dated as of August 16, 2016

4.4	Form of Note Certificate (included as Exhibit A to Exhibit 4.1 above)

4.5	Form of Note Certificate (included as Exhibit A to Exhibit 4.2 above)

4.6	Form of Note Certificate (included as Exhibit A to Exhibit 4.3 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated August 16, 2016

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated August 16, 2016

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Willkie Farr & Gallagher LLP, dated August 16, 2016 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated August 16, 2016 (included in Exhibit 5.2 above)